UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT International Growth Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2013

Class IA: $20.05	Class IB: $20.01

Total return at net asset value
			MSCI EAFE
(as of 12/31/13)	Class IA shares*	Class IB shares†	Growth Index (ND)

1 year	22.70%	22.37%	22.55%

5 years	91.21	88.74	82.76
Annualized	13.84	13.55	12.82

10 years	113.21	107.98	96.25
Annualized	7.87	7.60	6.97

Life	153.65	144.40	108.74
Annualized	5.63	5.40	4.45

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Putnam VT International Growth Fund 1

Report from your fund’s manager

The fund performed in line with its benchmark during the year ended December 31, 2013. What accounts for this result?

For much of 2013, we were relatively cautious about Japanese stocks, and therefore we underweighted them relative to the benchmark. However, Japanese stocks substantially outperformed in virtually every sector, largely because of the yen’s decline in response to aggressive Japanese central bank policy. This had the effect of reining in the fund’s performance somewhat, though stock selection in other areas of global growth helped the fund’s result relative to the benchmark.

Did the strong performance of Japanese stocks change your opinion on their future potential?

Japan had gone through years of deflation and, on the corporate side, poor management. We believe the Japanese government today has the political will and power to break the deflationary cycle. At the same time, we also believe that it could be difficult for the Japanese government to implement the requisite structural adjustments that the economy needs while simultaneously addressing the nation’s overextended fiscal position. In the short to medium term, however, we are optimistic about Japanese stocks’ return potential.

On the plus side, there are many new managers of Japanese companies who may bring new rationality to corporate balance sheets. Traditionally, the balance sheets of Japanese companies have frequently included assets that are tangential to the companies’ core businesses. Today, these non-core assets are being sold or spun off, which has the potential to make Japanese companies much more efficient.

Another positive fact about Japan, in our view, is the huge amount of private savings — $15 trillion worth of it, in fact. This money is largely sitting in cash and bonds. As inflation picks up in Japan and consumers are inclined to spend or invest in riskier, higher-returning assets, this money on the sidelines has the potential to come into play, which could be an additional driver of Japanese stock returns.

In Europe and the United Kingdom, do you see relatively stronger investment potential?

In the United Kingdom, we see a supportive balance of fiscal retrenchment and stimulative monetary policy, which is lending support to key sectors, such as financials. This has contributed to the momentum of the country’s overall recovery as well as to our conviction in several “self-help” opportunities, where companies are pursuing aggressive internal restructuring actions that should result in meaningfully improved profitability.

In Europe, the drag of fiscal retrenchment is less severe now compared with the sharp austerity measures put in place a few years ago, and consequently the economy has been emerging from its recession. Like the United Kingdom, tough economic conditions have forced continental European companies to restructure, bolstering their ability to improve earnings and operate more efficiently, in our view. There are also many areas where sector-wide restructuring — such as the consolidation of the number of competitors — has resulted in what we believe are much better operating conditions for the survivors.

Although stocks in Europe generally rose, we find that there are still companies that remain cheap relative to their traditional trading levels and relative to the strong profit growth we expect them to enjoy over the next few years.

What is your outlook for international growth stocks?

We are guardedly optimistic in what we believe is a context of numerous imbalances in the world’s major economies. In Europe, the region’s political structure is making small but incremental steps toward getting its monetary and fiscal house in order, and positive growth for the region may be within reach in 2014. Japan has embarked on a policy that we believe should at least temporarily improve what has been a two-decade-long problem with deflation.

Lastly, while the United States still faces high levels of debt, we believe there are signs that the underlying economy is continuing a slow but steady rebound. It is still uncertain whether the growth can be maintained. But we think that steady recoveries in areas such as the housing sector and consumer spending, along with the boost that new, cheap energy sources are providing, at this point appear to be sufficient to offset the impact of policy-driven volatility, and to continue to drive a self-sustaining economic recovery.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

2 Putnam VT International Growth Fund

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Growth Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$6.88	$8.25	$6.36	$7.63

Ending value
(after expenses)	$1,184.30	$1,183.30	$1,018.90	$1,017.64

Annualized
expense ratio†	1.25%	1.50%	1.25%	1.50%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Growth Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2014

Putnam VT International Growth Fund 5

The fund’s portfolio 12/31/13

COMMON STOCKS (98.2%)*	Shares	Value

Aerospace and defense (1.2%)
Airbus Group NV (France)	8,796	$677,977

		677,977
Air freight and logistics (1.1%)
Deutsche Post AG (Germany)	18,380	670,237

		670,237
Airlines (1.0%)
Aeroflot — Russian Airlines OJSC (Russia) †	101,027	260,709

China Southern Airlines Co., Ltd. (China)	392,000	152,974

Copa Holdings SA Class A (Panama)	1,100	176,121

		589,804
Auto components (1.2%)
Bridgestone Corp. (Japan)	8,000	303,283

Faurecia (France) † S	10,509	401,193

		704,476
Automobiles (4.1%)
Daimler AG (Registered Shares) (Germany)	7,209	624,017

Guangzhou Automobile Group Co., Ltd. (China)	146,000	161,298

Nissan Motor Co., Ltd. (Japan)	61,800	520,256

Tata Motors, Ltd. (India)	27,087	165,077

Toyota Motor Corp. (Japan)	15,500	943,213

		2,413,861
Beverages (2.3%)
Anheuser-Busch InBev NV (Belgium)	9,250	986,272

Coca-Cola Enterprises, Inc.	7,700	339,801

		1,326,073
Biotechnology (1.4%)
ACADIA Pharmaceuticals, Inc. † S	7,700	192,423

Grifols SA ADR (Spain)	17,880	645,826

		838,249
Building products (1.9%)
Allegion PLC (Ireland) †	4,800	212,112

Daikin Industries, Ltd. (Japan)	5,200	324,498

LIXIL Group Corp. (Japan)	22,200	609,669

		1,146,279
Capital markets (0.3%)
KKR & Co. LP	7,100	172,814

		172,814
Chemicals (2.2%)
Akzo Nobel NV (Netherlands)	5,282	409,821

LyondellBasell Industries NV Class A	2,100	168,588

Monsanto Co.	3,300	384,615

Solvay SA (Belgium)	2,117	335,085

		1,298,109
Commercial banks (8.4%)
Banco Espirito Santo SA (Portugal) †	242,522	346,955

Bangkok Bank PCL NVDR (Thailand)	37,700	204,851

Barclays PLC (United Kingdom)	152,443	689,743

Commerzbank AG (Germany) †	22,105	356,245

Credicorp, Ltd. (Peru) S	2,900	384,917

Erste Group Bank AG (Czech Republic)	12,014	420,303

Grupo Financiero Banorte SAB de CV (Mexico)	63,600	444,930

Natixis (France)	59,854	353,460

Sberbank of Russia ADR (Russia) S	16,207	204,681

SpareBank 1 SR-Bank ASA (Norway) †	32,256	320,714

Sumitomo Mitsui Financial Group, Inc. (Japan)	13,600	702,325

UniCredit SpA (Italy)	69,436	517,041

		4,946,165
Commercial services and supplies (1.2%)
Regus PLC (United Kingdom)	202,559	730,908

		730,908

COMMON STOCKS (98.2%)* cont.	Shares	Value

Communications equipment (0.5%)
Alcatel-Lucent (France) †	63,555	$285,111

		285,111
Construction and engineering (1.7%)
Jaypee Infratech, Ltd. (India) †	201,535	75,805

Mota-Engil SGPS SA (Portugal)	81,966	487,657

Surya Semesta Internusa Tbk PT (Indonesia)	1,590,000	73,376

Veidekke ASA (Norway)	42,361	340,860

		977,698
Construction materials (1.0%)
Holcim, Ltd. (Switzerland)	7,529	566,055

		566,055
Consumer finance (0.9%)
Credit Saison Co., Ltd. (Japan)	20,800	548,597

		548,597
Diversified consumer services (0.4%)
New Oriental Education & Technology Group, Inc.
ADR (China)	7,700	242,550

		242,550
Diversified financial services (1.0%)
Challenger, Ltd. (Australia)	48,863	270,656

Eurazeo SA (France)	3,727	292,246

		562,902
Diversified telecommunication services (2.6%)
BT Group PLC (United Kingdom)	74,383	468,343

TDC A/S (Denmark)	40,879	396,604

Ziggo NV (Netherlands)	14,940	683,742

		1,548,689
Electrical equipment (0.5%)
Schneider Electric SA (France)	3,492	306,498

		306,498
Electronic equipment, instruments, and components (1.1%)
Hitachi, Ltd. (Japan)	88,000	667,194

		667,194
Energy equipment and services (1.6%)
Ezion Holdings, Ltd. (Singapore)	274,800	484,951

Halliburton Co.	4,800	243,600

Petrofac, Ltd. (United Kingdom)	9,386	190,482

		919,033
Food and staples retail (1.0%)
Magnit OJSC (Russia)	1,674	467,711

Puregold Price Club, Inc. (Philippines)	167,600	143,637

		611,348
Food products (4.2%)
Ajinomoto Co., Inc. (Japan)	20,000	289,811

Associated British Foods PLC (United Kingdom)	19,144	775,547

Barry Callebaut AG (Switzerland)	189	237,105

Kerry Group PLC Class A (Ireland)	8,205	570,143

Nestle SA (Switzerland)	8,289	608,478

		2,481,084
Gas utilities (1.2%)
China Resources Gas Group, Ltd. (China)	88,000	306,533

Tokyo Gas Co., Ltd. (Japan)	77,000	379,419

		685,952
Health-care equipment and supplies (0.7%)
Sartorius AG (Preference) (Germany)	3,388	403,379

		403,379
Hotels, restaurants, and leisure (3.3%)
Alsea SAB de CV (Mexico)	66,600	208,117

Compass Group PLC (United Kingdom)	53,184	852,743

Thomas Cook Group PLC (United Kingdom) †	156,609	433,847

TUI Travel PLC (United Kingdom)	65,611	449,190

		1,943,897

6 Putnam VT International Growth Fund

COMMON STOCKS (98.2%)* cont.	Shares	Value

Household durables (1.9%)
Alpine Electronics, Inc. (Japan)	17,700	$248,453

Coway Co., Ltd. (South Korea)	6,906	435,188

Persimmon PLC (United Kingdom)	22,219	456,460

		1,140,101
Household products (1.0%)
Henkel AG & Co. KGaA (Preference) (Germany)	5,026	583,071

		583,071
Industrial conglomerates (2.0%)
Rheinmetall AG (Germany)	6,667	411,394

Siemens AG (Germany)	5,737	783,869

		1,195,263
Insurance (4.9%)
AIA Group, Ltd. (Hong Kong)	189,000	952,812

American International Group, Inc.	7,100	362,455

China Pacific Insurance (Group) Co., Ltd. (China)	35,400	140,329

Prudential PLC (United Kingdom)	48,663	1,089,128

St James’s Place PLC (United Kingdom)	8,140	98,144

Unipol Gruppo Finanzizrio SpA (Preference) (Italy)	51,751	262,213

		2,905,081
Internet and catalog retail (0.7%)
Bigfoot GmbH (acquired 8/2/13,
cost $65,942) (Private) (Brazil) † ∆∆ F	3	51,219

Ctrip.com International, Ltd. ADR (China) † S	4,600	228,252

Zalando AG (acquired 9/30/13,
cost $134,516) (Private) (Germany) † ∆∆ F	3	116,274

		395,745
Internet software and services (2.8%)
Facebook, Inc. Class A †	2,900	158,514

Google, Inc. Class A †	189	211,814

Telecity Group PLC (United Kingdom)	23,599	284,242

Tencent Holdings, Ltd. (China)	8,100	520,423

Yandex NV Class A (Russia) † S	11,421	492,816

		1,667,809
IT Services (0.4%)
Visa, Inc. Class A	1,100	244,948

		244,948
Leisure equipment and products (0.7%)
Sega Sammy Holdings, Inc. (Japan)	16,100	410,598

		410,598
Machinery (1.1%)
SMC Corp. (Japan)	2,600	656,755

		656,755
Media (4.6%)
Atresmedia Corporacion de Medios de Comunicacion,
SA (Spain) †	30,062	497,439

Global Mediacom Tbk PT (Indonesia)	3,813,000	596,037

Numericable SAS (France) †	12,847	466,583

Sun TV Network, Ltd. (India)	29,812	183,698

WPP PLC (United Kingdom)	40,795	936,160

		2,679,917
Metals and mining (0.8%)
Glencore Xstrata PLC (United Kingdom)	83,888	436,094

		436,094
Multi-utilities (0.5%)
Veolia Environnement (France)	17,486	285,727

		285,727
Multiline retail (0.6%)
Matahari Department Store Tbk PT (Indonesia) †	373,000	338,069

		338,069
Oil, gas, and consumable fuels (2.9%)
BG Group PLC (United Kingdom)	26,244	565,565

Origin Energy, Ltd. (Australia)	29,588	371,882

Royal Dutch Shell PLC Class A (United Kingdom)	11,096	398,505

Suncor Energy, Inc. (Canada)	11,000	385,634

		1,721,586

COMMON STOCKS (98.2%)* cont.	Shares	Value

Personal products (0.8%)
L’Oreal SA (France)	2,632	$463,494

		463,494
Pharmaceuticals (6.7%)
Actavis PLC †	1,900	319,200

Astellas Pharma, Inc. (Japan)	14,000	829,533

AstraZeneca PLC (United Kingdom)	10,655	632,013

Sanofi (France)	9,178	976,961

Shire PLC (United Kingdom)	10,537	496,521

Stada Arzneimittel AG (Germany)	7,282	360,772

Takeda Pharmaceutical Co., Ltd. (Japan)	7,000	321,337

		3,936,337
Professional services (0.6%)
Experian PLC (United Kingdom)	17,874	329,886

		329,886
Real estate investment trusts (REITs) (1.0%)
Hibernia REIT PLC (Ireland) †	376,000	605,198

		605,198
Real estate management and development (1.2%)
Mitsubishi Estate Co., Ltd. (Japan)	18,000	539,403

Oberoi Realty, Ltd. (India) †	37,712	143,552

		682,955
Semiconductors and semiconductor equipment (2.4%)
Hermes Microvision, Inc. (Taiwan)	8,227	267,992

Inotera Memories, Inc. (Taiwan) †	231,000	171,289

Lam Research Corp. †	7,700	419,265

SK Hynix, Inc. (South Korea) †	15,160	529,488

		1,388,034
Specialty retail (2.6%)
GOME Electrical Appliances Holding, Ltd. (China)	1,197,000	221,838

Jin Co., Ltd. (Japan) S	11,900	504,069

Kingfisher PLC (United Kingdom)	65,644	419,653

Sports Direct International PLC (United Kingdom) †	34,308	407,427

		1,552,987
Textiles, apparel, and luxury goods (2.7%)
Compagnie Financiere Richemont SA (Switzerland)	8,247	825,268

Luxottica Group SpA (Italy)	7,736	415,506

Moncler SpA (Italy) †	5,322	115,679

Prada SpA (Italy)	28,200	251,448

		1,607,901
Tobacco (3.3%)
British American Tobacco (BAT) PLC
(United Kingdom)	18,133	972,908

Japan Tobacco, Inc. (Japan)	29,600	963,098

		1,936,006
Trading companies and distributors (1.4%)
Mitsubishi Corp. (Japan)	21,100	404,968

Wolseley PLC (United Kingdom)	7,588	430,917

		835,885
Water utilities (0.9%)
Beijing Enterprises Water Group, Ltd. (China)	806,000	506,807

		506,807
Wireless telecommunication services (1.7%)
SoftBank Corp. (Japan)	9,300	815,262

Turkcell Iletisim Hizmetleri AS (Turkey) †	36,422	192,847

		1,008,109

Total common stocks (cost $45,371,422)		$57,779,302

PREFERRED STOCKS (0.8%)*	Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd.
(South Korea)	511	$491,836

Total preferred stocks (cost $349,289)		$491,836

Putnam VT International Growth Fund 7

SHORT-TERM INVESTMENTS (4.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	1,993,610	$1,993,610

SSgA Prime Money Market Fund 0.05% P	120,000	120,000

U.S. Treasury Bills with effective yields ranging
from 0.10% to 0.12%, November 13, 2014 ∆	$209,000	208,817

U.S. Treasury Bills with effective yields ranging
from 0.10% to 0.12%, July 24, 2014 ∆	113,000	112,951

U.S. Treasury Bills with an effective yield
of 0.10%, May 29, 2014	19,000	18,996

U.S. Treasury Bills with an effective yield
of 0.10%, April 3, 2014	70,000	69,988

U.S. Treasury Bills with an effective yield
of 0.15%, February 6, 2014	30,000	29,996

U.S. Treasury Bills with an effective yield
of 0.13%, January 9, 2014	19,000	18,999

Total short-term investments (cost $2,573,303)		$2,573,357

Total investments (cost $48,294,014)		$60,844,495

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $58,836,916.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $167,493, or 0.3% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $320,083 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	21.4%	Indonesia	1.7%

Japan	18.7	Hong Kong	1.6

France	7.7	Portugal	1.4

Germany	7.3	Norway	1.1

United States	6.3	Mexico	1.1

China	4.2	Australia	1.1

Switzerland	3.8	India	1.0

Italy	2.7	Singapore	0.8

South Korea	2.5	Taiwan	0.7

Russia	2.4	Czech Republic	0.7

Ireland	2.4	Denmark	0.7

Belgium	2.2	Canada	0.7

Spain	1.9	Peru	0.7

Netherlands	1.9	Other	1.3

		Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $60,968,281)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	1/16/14	$861,808	$901,469	$39,661

	British Pound	Buy	3/19/14	888,772	878,649	10,123

	Euro	Buy	3/19/14	2,701,264	2,660,641	40,623

Barclays Bank PLC

	Australian Dollar	Buy	1/16/14	85,200	90,238	(5,038)

	British Pound	Sell	3/19/14	1,051,465	1,038,214	(13,251)

	Euro	Sell	3/19/14	339,790	334,581	(5,209)

	Hong Kong Dollar	Buy	2/19/14	817,392	817,697	(305)

	Japanese Yen	Sell	2/19/14	1,680,585	1,782,693	102,108

	Norwegian Krone	Sell	3/19/14	110,993	110,318	(675)

	Singapore Dollar	Buy	2/19/14	223,229	227,507	(4,278)

	Swedish Krona	Buy	3/19/14	197,526	194,572	2,954

	Swiss Franc	Sell	3/19/14	1,515,834	1,490,709	(25,125)

Citibank, N.A.

	Australian Dollar	Buy	1/16/14	211,437	221,119	(9,682)

	British Pound	Buy	3/19/14	1,804,687	1,782,769	21,918

	Canadian Dollar	Sell	1/16/14	469,789	484,038	14,249

8 Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $60,968,281) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Danish Krone	Buy	3/19/14	$795,228	$783,401	$11,827

	Euro	Sell	3/19/14	1,937,630	1,915,726	(21,904)

	Japanese Yen	Sell	2/19/14	76,725	82,151	5,426

Credit Suisse International

	Australian Dollar	Buy	1/16/14	239,450	249,259	(9,809)

	Australian Dollar	Sell	1/16/14	239,450	251,260	11,810

	British Pound	Sell	3/19/14	2,570,156	2,538,979	(31,177)

	Canadian Dollar	Sell	1/16/14	795,310	817,428	22,118

	Euro	Sell	3/19/14	2,220,193	2,186,370	(33,823)

	Japanese Yen	Buy	2/19/14	564,923	643,888	(78,965)

	Swedish Krona	Buy	3/19/14	222,339	219,050	3,289

	Swiss Franc	Sell	3/19/14	229,607	226,035	(3,572)

Deutsche Bank AG

	Australian Dollar	Buy	1/16/14	351,415	371,958	(20,543)

	Canadian Dollar	Buy	1/16/14	737,057	757,608	(20,551)

	Euro	Buy	3/19/14	1,292,166	1,271,577	20,589

	Swedish Krona	Buy	3/19/14	292,073	287,684	4,389

Goldman Sachs International

	Euro	Sell	3/19/14	1,463,850	1,441,856	(21,994)

	Japanese Yen	Sell	2/19/14	534,811	572,655	37,844

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/16/14	1,570,613	1,642,370	(71,757)

	British Pound	Buy	3/19/14	1,718,127	1,696,588	21,539

	Canadian Dollar	Buy	1/16/14	318,839	318,376	463

	Euro	Buy	3/19/14	1,038,906	1,022,660	16,246

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/16/14	1,445,446	1,515,909	(70,463)

	British Pound	Buy	3/19/14	422,870	416,496	6,374

	Canadian Dollar	Buy	1/16/14	143,421	146,874	(3,453)

	Canadian Dollar	Sell	1/16/14	143,421	145,492	2,071

	Euro	Sell	3/19/14	4,397,602	4,330,554	(67,048)

	Japanese Yen	Buy	2/19/14	596,207	638,221	(42,014)

	Norwegian Krone	Buy	3/19/14	986,840	980,912	5,928

	Singapore Dollar	Buy	2/19/14	112,922	114,707	(1,785)

	Swedish Krona	Buy	3/19/14	858,099	845,489	12,610

	Swiss Franc	Buy	3/19/14	2,003,315	1,972,554	30,761

Royal Bank of Scotland PLC (The)

	Japanese Yen	Sell	2/19/14	85,271	91,302	6,031

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/16/14	1,051,030	1,099,132	(48,102)

	Euro	Buy	3/19/14	260,964	256,992	3,972

	Israeli Shekel	Buy	1/16/14	233,669	229,315	4,354

	Japanese Yen	Buy	2/19/14	56,332	55,954	378

	Norwegian Krone	Sell	3/19/14	552,418	548,724	(3,694)

	Swedish Krona	Buy	3/19/14	356,684	348,975	7,709

UBS AG

	Australian Dollar	Sell	1/16/14	836,917	874,983	38,066

	British Pound	Sell	3/19/14	2,057,912	2,032,959	(24,953)

	Canadian Dollar	Buy	1/16/14	987,479	1,014,797	(27,318)

	Euro	Buy	3/19/14	1,631,406	1,604,677	26,729

Putnam VT International Growth Fund 9

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $60,968,281) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Norwegian Krone	Sell	3/19/14	$790,698	$785,509	$(5,189)

	Swedish Krona	Buy	3/19/14	164,468	162,038	2,430

	Swiss Franc	Buy	3/19/14	1,615,214	1,601,085	14,129

WestPac Banking Corp.

	Australian Dollar	Sell	1/16/14	1,623,695	1,698,269	74,574

	British Pound	Sell	3/19/14	1,411,111	1,393,997	(17,114)

	Canadian Dollar	Buy	1/16/14	47,431	48,116	(685)

	Canadian Dollar	Sell	1/16/14	47,431	48,743	1,312

	Euro	Buy	3/19/14	3,709,630	3,653,413	56,217

Total						$(8,655)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,261,181	$12,001,428	$167,493

Consumer staples	807,512	6,593,564	—

Energy	629,234	2,011,385	—

Financials	1,970,314	8,453,398	—

Health care	1,157,449	4,020,516	—

Industrials	648,942	7,468,248	—

Information technology	1,527,357	2,725,739	—

Materials	553,203	1,747,055	—

Telecommunication services	—	2,556,798	—

Utilities	—	1,478,486	—

Total common stocks	8,555,192	49,056,617	167,493

Preferred stocks	—	491,836	—

Short-term investments	120,000	2,453,357	—

Totals by level	$8,675,192	$52,001,810	$167,493

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(8,655)	$—

Totals by level	$—	$(8,655)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Growth Fund

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value, including $1,931,279 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $46,300,404)	$58,850,885

Affiliated issuers (identified cost $1,993,610) (Notes 1 and 5)	1,993,610

Cash	21,217

Foreign currency (cost $360,975) (Note 1)	359,005

Dividends, interest and other receivables	65,054

Receivable for shares of the fund sold	5,231

Unrealized appreciation on forward currency contracts (Note 1)	680,821

Total assets	61,975,823

Liabilities

Payable for investments purchased	114,657

Payable for shares of the fund repurchased	23,043

Payable for compensation of Manager (Note 2)	42,075

Payable for custodian fees (Note 2)	18,222

Payable for investor servicing fees (Note 2)	3,165

Payable for Trustee compensation and expenses (Note 2)	73,471

Payable for administrative services (Note 2)	386

Payable for distribution fees (Note 2)	3,794

Unrealized depreciation on forward currency contracts (Note 1)	689,476

Collateral on securities loaned, at value (Note 1)	1,993,610

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	57,008

Total liabilities	3,138,907

Net assets	$58,836,916

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$88,025,270

Undistributed net investment income (Note 1)	33,123

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(41,761,310)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,539,833

Total — Representing net assets applicable to capital shares outstanding	$58,836,916

Computation of net asset value Class IA

Net assets	$40,518,485

Number of shares outstanding	2,020,378

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.05

Computation of net asset value Class IB

Net assets	$18,318,431

Number of shares outstanding	915,276

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.01

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 11

Statement of operations
Year ended 12/31/13

Investment income

Dividends (net of foreign tax of $86,206)	$1,079,800

Interest (including interest income of $304 from investments in affiliated issuers) (Note 5)	398

Securities lending (Note 1)	19,583

Total investment income	1,099,781

Expenses

Compensation of Manager (Note 2)	524,582

Investor servicing fees (Note 2)	56,451

Custodian fees (Note 2)	46,959

Trustee compensation and expenses (Note 2)	4,419

Distribution fees (Note 2)	43,891

Administrative services (Note 2)	1,530

Auditing and tax fees	48,622

Other	35,422

Fees waived and reimbursed by Manager (Note 2)	(18,564)

Total expenses	743,312

Expense reduction (Note 2)	(13,151)

Net expenses	730,161

Net investment income	369,620

Net realized gain on investments (Notes 1 and 3)	7,001,944

Net realized loss on foreign currency transactions (Note 1)	(191,086)

Net realized gain on written options (Notes 1 and 3)	6,912

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(50,592)

Net unrealized appreciation of investments during the year	4,401,219

Net gain on investments	11,168,397

Net increase in net assets resulting from operations	$11,538,017

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$369,620	$563,220

Net realized gain on investments and foreign currency transactions	6,817,770	730,398

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,350,627	9,625,129

Net increase in net assets resulting from operations	11,538,017	10,918,747

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(510,009)	(687,767)

Class IB	(189,387)	(257,628)

Decrease from capital share transactions (Note 4)	(8,151,066)	(10,068,575)

Total increase (decrease) in net assets	2,687,555	(95,223)

Net assets:

Beginning of year	56,149,361	56,244,584

End of year (including undistributed net investment income of $33,123 and $553,987, respectively)	$58,836,916	$56,149,361

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Growth Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

12/31/13	$16.56	.13	3.59	3.72	(.23)	(.23)	—	$20.05	22.70	$40,518	1.24	.73	125

12/31/12	13.89	.16	2.77	2.93	(.26)	(.26)	—	16.56	21.24	38,600	1.24	1.08	114

12/31/11	17.28	.19	(3.15)	(2.96)	(.43)	(.43)	—[f]	13.89	(17.65)	38,885	1.24	1.14	112

12/31/10	15.84	.13	1.80	1.93	(.49)	(.49)	—	17.28	12.48	54,528	1.23	.84	148

12/31/09	11.67	.19	4.19	4.38	(.23)	(.23)	.02[g]	15.84	38.76	56,806	1.14	1.50	185

Class IB

12/31/13	$16.53	.09	3.58	3.67	(.19)	(.19)	—	$20.01	22.37	$18,318	1.49	.49	125

12/31/12	13.85	.13	2.77	2.90	(.22)	(.22)	—	16.53	21.01	17,549	1.49	.83	114

12/31/11	17.24	.15	(3.15)	(3.00)	(.39)	(.39)	— f	13.85	(17.90)	17,359	1.49	.90	112

12/31/10	15.80	.09	1.79	1.88	(.44)	(.44)	—	17.24	12.20	24,757	1.48	.61	148

12/31/09	11.62	.13	4.21	4.34	(.18)	(.18)	.02[g]	15.80	38.36	28,347	1.39	1.08	185

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/13	0.03%

12/31/12	0.05

12/31/11	0.02

12/31/10	0.01

12/31/09	0.16

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to $0.02 per share outstanding as of August 17, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 13

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign

14 Putnam VT International Growth Fund

withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $332,156 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $219,807.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,931,279 and the fund received cash collateral of $1,993,610.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $41,473,290 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$41,473,290	N/A	$41,473,290	12/31/16

Putnam VT International Growth Fund 15

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $191,088 to decrease undistributed net investment income and $191,088 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,944,251
Unrealized depreciation	(678,473)

Net unrealized appreciation	12,265,778
Undistributed ordinary income	19,001
Capital loss carryforward	(41,473,290)

Cost for federal income tax purposes	$48,578,717

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $18,564 as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$38,895
Class B	17,556

Total	$56,451

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9 under the expense offset arrangements and by $13,142 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $38, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year

16 Putnam VT International Growth Fund

following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$43,891

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $69,005,059 and $77,378,256, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amount	premiums

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	51,184	12,781

Options exercised	(21,319)	(4,669)

Options expired	(1,773)	(2,559)

Options closed	(28,092)	(5,553)

Written options outstanding at
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	49,020	$886,267	38,092	$578,837	27,750	$497,415	19,741	$292,216

Shares issued in connection with
reinvestment of distributions	29,948	510,009	44,003	687,767	11,121	189,387	16,483	257,628

	78,968	1,396,276	82,095	1,266,604	38,871	686,802	36,224	549,844

Shares repurchased	(389,399)	(6,950,078)	(551,295)	(8,405,841)	(185,468)	(3,284,066)	(227,545)	(3,479,182)

Net decrease	(310,431)	$(5,553,802)	(469,200)	$(7,139,237)	(146,597)	$(2,597,264)	(191,321)	$(2,929,338)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$579,356	$1,195,370	$1,774,726	$94	$—

Putnam Short Term Investment Fund*	—	12,883,563	12,883,563	210	—

Totals	$579,356	$14,078,933	$14,658,289	$304	$—

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$12,000

Written equity option contracts (contract amount) (Note 3)	$12,000

Forward currency contracts (contract amount)	$69,600,000

Warrants (number of warrants)	700

Putnam VT International Growth Fund 17

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$680,821	Payables	$689,476

Total		$680,821		$689,476

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Warrants	Options	Forward currency contracts	Total

Foreign exchange contracts	$—	$—	$(146,094)	$(146,094)

Equity contracts	3,322	(434)	—	$2,888

Total	$3,322	$(434)	$(146,094)	$(143,206)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$(79,951)	$(79,951)

Equity contracts	(3,296)	—	$(3,296)

Total	$(3,296)	$(79,951)	$(83,247)

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$90,407	$105,062	$53,420	$37,217	$24,978	$—	$37,844	$38,248	$57,744	$6,031	$16,413	$81,354	$132,103	$680,821

Securities on loan**	—	—	—	—	—	1,931,279	—	—	—	—	—	—	—	1,931,279

Total Assets	$90,407	$105,062	$53,420	$37,217	$24,978	$1,931,279	$37,844	$38,248	$57,744	$6,031	$16,413	$81,354	$132,103	$2,612,100

Liabilities:

Forward currency contracts#	$—	$53,881	$31,586	$157,346	$41,094	—	$21,994	$71,757	$184,763	$—	$51,796	$57,460	$17,799	$689,476

Total Liabilities	$—	$53,881	$31,586	$157,346	$41,094	$—	$21,994	$71,757	$184,763	$—	$51,796	$57,460	$17,799	$689,476

Total Financial and Derivative Net Assets	$90,407	$51,181	$21,834	$(120,129)	$(16,116)	$1,931,279	$15,850	$(33,509)	$(127,019)	$6,031	$(35,383)	$23,894	$114,304	$1,922,624

Total collateral received (pledged)##†	$90,407	$—	$—	$(89,924)	$—	$1,931,279	$—	$—	$(127,019)	$—	$—	$—	$—	$1,804,743

Net amount	$—	$51,181	$21,834	$(30,205)	$(16,116)	$—	$15,850	$(33,509)	$—	$6,031	$(35,383)	$23,894	$114,304	$117,881

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

18 Putnam VT International Growth Fund	Putnam VT International Growth Fund 19

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $1,095,525 or $0.37 per share (for all classes of shares). Taxes paid to foreign countries were $86,206 or $0.03 per share (for all classes of shares).

The fund designated 19.98% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

20 Putnam VT International Growth Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting.

In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

Putnam VT International Growth Fund 21

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense

22 Putnam VT International Growth Fund

limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	4th	2nd

Putnam VT International Growth Fund 23

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 133, 118 and 101 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year and five-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the three-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s underperformance in 2011, which was largely attributable to poor stock selection and the fund’s underweight position in the consumer staples sector.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments. The Trustees considered Putnam Management’s observation that, with the exception of a period of underperformance in the second half of 2011, the portfolio manager had delivered favorable performance results, and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Putnam VT International Growth Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT International Growth Fund 25

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

26 Putnam VT International Growth Fund

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Putnam VT International Growth Fund 27

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28 Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Growth Fund 29

This report has been prepared for the shareholders		H514
of Putnam VT International Growth Fund.	285140	2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$35,756	$ —	$10,876	$ —
December 31, 2012	$42,998	$ —	$8,856	$115

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $160,876 and $261,083 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014